EXHIBIT 10.1.1

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, dated as of December 16, 2011 (this “Amendment”), is executed by and among LiveDeal, Inc., a Nevada corporation (the “Company”) and the several purchasers signatory hereto.  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the Registration Rights Agreement (defined below).

WITNESSETH:

WHEREAS, the Company and the several purchasers signatory thereto entered into that certain Registration Rights Agreement dated as of December 12, 2011 (the “Registration Rights Agreement”); and

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Registration Rights Agreement as described below.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Amendment to the Registration Rights Agreement.  Effective as of the date hereof, Section 2(b) of the Registration Rights Agreement shall be amended in its entirety to read as follows:

(b) Cutback Securities.  Notwithstanding the provisions of this Section 2, if (i) after the Effective Date, the Registration Statement ceases to be effective and available to the Holders as to all of the Registrable Securities (whether upon the delivery of a notice pursuant to Section 2 or otherwise) at any time prior to the Termination Date without becoming available to the Holders as to all of the Registrable Securities within twenty (20) Trading Days pursuant to the delivery of an Advice, or (ii) at the time of effectiveness of the Registration Statement, such Registration Statement is not available to the Holders as to all of the Registrable Securities; in either case, caused by the assertion by the Commission that the number of shares proposed to be registered under the Registration Statement constitutes an offering by or on behalf of the Company not at a fixed price, the Company shall use its best efforts to register the maximum number of shares permissible by the Commission to retain the status of the offering as a secondary offering under Rule 415.  In reducing the number of shares to be registered under the Registration Statement, the Company shall omit Registrable Securities (such omitted Registrable Securities, the “Rule 415 Cutback Securities”) pro rata per Holder based on the number of Shares held by the respective Holders.

SECTION 2.   Effectiveness of Amendment.  Except as expressly amended by the terms of this Amendment, all terms and conditions of the Registration Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.  This Amendment is effective only for the specific purpose for which it is given and shall not operate as consent, waiver, amendment or other modification of any other term or condition set forth in the Registration Rights Agreement or any right, power or remedy of any party under the Registration Rights Agreement.  Upon the effectiveness of this Amendment, each reference in the Registration Rights Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import shall mean and be references to the Registration Rights Agreement as amended hereby, and each reference in any other document to the Registration Rights Agreement shall mean and be references to the Registration Rights Agreement or to such terms as modified hereby.

SECTION 3.   Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.

SECTION 4.   Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

SECTION 5.   Binding Effect.  This Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.

SECTION 6.   Headings.  The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 7.   Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized signatory as of the date first indicated above.

LiveDeal, Inc., a Nevada corporation

By:	/s/ Kevin Hall
Kevin Hall
President and Chief Executive Officer

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Amendment No. 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized signatory as of the date first indicated above.

Isaac Capital Group LLC., a Delaware limited liability company

By:	/s/ Jon Isaac
Jon Isaac
Managing Member

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Amendment No. 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized signatory as of the date first indicated above.

John Kocmur

/s/ John Kocmur

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Amendment No. 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized signatory as of the date first indicated above.

Kingston Diversified Holdings LLC, a Nevis
limited liability company

By:	/s/ Tudor MihaiGavrila
Tudor MihaiGavrila
Managing Member

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Amendment No. 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized signatory as of the date first indicated above.

Lausanne LLC., a California limited liability
company

By:	/s/ Elizabeth Sugarman
Elizabeth Sugarman
Managing Member

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Amendment No. 1 to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its authorized signatory as of the date first indicated above.

Augustus Gardini, L.P., a California limited
partnership

By:	151 Rodeo Corp., a California corporation,
its General Partner

	By:	/s/ Steven Sugarman
Steven Sugarman
President

Amendment No. 1 to Registration Rights Agreement